OPPENHEIMER GLOBAL MULTI ASSET-INCOME FUND

Supplement dated September 29, 2017 to the

Prospectus dated February 28, 2017

This supplement amends the Prospectus of Oppenheimer Global Multi-Asset Income Fund (the “Fund”), and is in addition to any other supplement(s).

Effective October 1, 2017:

1.	In the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Y	Class I
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.72%	1.03%	0.86%	0.74%	0.51%
Acquired Fund Fees and Expenses	0.36%	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.93%	2.99%	2.32%	1.70%	1.47%
Fee Waiver and Expense Reimbursement[2]	(0.98%)	(1.24%)	(1.07%)	(0.95%)	(0.77%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	1.75%	1.25%	0.75%	0.70%

1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund’s Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.95% for Class A shares, 1.75% for Class C shares, 1.25% for Class R shares, 0.75% for Class Y shares and 0.70% for Class I shares, as calculated on the daily net assets of the Fund. The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

2.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example,” is deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$568	$966	$1,389	$2,565	$568	$966	$1,389	$2,565
Class C	$279	$819	$1,484	$3,267	$179	$819	$1,484	$3,267
Class R	$128	$628	$1,155	$2,602	$128	$628	$1,155	$2,602
Class Y	$77	$446	$840	$1,945	$77	$446	$840	$1,945
Class I	$72	$392	$734	$1,703	$72	$392	$734	$1,703

3.	In the section titled “How the Fund is Managed,” the sub-section titled “Advisory Fees” is deleted in its entirety and replaced with the following:

Advisory Fees. Effective April 3, 2017, under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.60% on the first $500 million of average annual net assets of the Fund, 0.55% on the next $500 million, 0.50% on the next $4 billion, and 0.45% on average annual net assets in excess of $5 billion, calculated on the daily net assets of the Fund. Prior to April 3, 2017, under the investment advisory agreement, the Fund paid the Manager an advisory fee at the following annual rates: 0.65% on the first $500 million of average annual net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $4 billion, and 0.50% on average annual net assets in excess of $5 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of investment advisory services. The Fund’s advisory fee for the fiscal year ended October 31, 2016 was 0.65% of average annual net assets, before any applicable waivers.

After discussions with the Fund’s Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) applicable dividend expense, taxes, and brokerage commissions; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other unusual and infrequent expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.95% for Class A, 1.75% for Class C shares, 1.25% for Class R shares, 0.75% for Class Y shares and 0.70% for Class I shares, as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board. The Manager will also voluntarily waive a portion of its advisory fee to the extent that the Fund’s share of any service fees received by an affiliate of the Manager are attributable to the Fund’s investment in exchange-traded notes for which an affiliate of the Manager provides certain index selection and marketing services. This waiver may be amended anytime. The Fund’s annual operating expenses may vary in future years.

You should read this supplement in conjunction with the Prospectus and retain it for future reference.

September 29, 2017	PS1637.007